SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                            -------------------------

                    Proxy Statement Pursuant To Section 14(a)
                     Of The Securities Exchange Act Of 1934

Filed by the Registrant    [X]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:
[ ]        Preliminary Proxy Statement

[ ] Confidential, Use of the Commission Only (as permitted by Rule 14a 6(e)(2))Proxy Statement

[X]        Definitive Proxy Statement

[ ]        Definitive Additional Materials

[ ]        Soliciting Material Pursuant to  240.14a 11(c) or  240.14a 12

                              NACO Industries, Inc.
 -------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

 -------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]        No fee required.
[ ]        Fee computed on table below per Exchange  Act Rules  14a 6(i)(4)  and
           0 11.

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                  applies:
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         3)       Per  unit  price  or other  underlying  value  of  transaction computed pursuant to Exchange Act Rule 0 11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

         4)       Proposed maximum aggregate value of transaction:
         5)       Total fee paid:

[ ]      Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0 11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)       Amount Previously Paid:
         2)       Form, Schedule or Registration Statement No.
         3)       Filing Party:
         4)       Date Filed:

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                  May 18, 2000

                              NACO INDUSTRIES, INC

         You are cordially invited to attend the Annual Meeting of Shareholders of NACO Industries, Inc. (the "Company"), which will be held on Thursday, May 18, 2000 at 2 p.m., at the Company's corporate offices located at 395 West 1400 North, Logan, Utah 84341 (the "Annual Meeting"), for the following purposes, which are more fully described in the Proxy Statement accompanying this Notice:

(i) To elect 5 directors of the Company, each to serve until the 2001 Annual Meeting of Shareholders or until their respective successors have been duly elected and qualified;

(ii) To ratify the appointment of Jones, Wright, Simkins & Associates LLP as the Company's independent public accountants for the year ending November 30, 2000; and

(iii) To transact such other business as may properly come before the meeting or at any adjournment or postponement thereof.

       The Board of Directors has fixed the close of business on March 27, 2000, as the record date for the determination of shareholders entitled to receive notice of and to vote at the Annual Meeting and any adjournment or postponement thereof.

       All shareholders are cordially invited to attend the Annual Meeting in person. However, to ensure your representation at the Annual Meeting, you are urged to vote, sign, date and return the enclosed Proxy as promptly as possible in the enclosed postage-prepaid envelope. Shareholders attending the Annual Meeting may vote in person even if they have returned a Proxy.

By Order of the Board of Director

/s/W. Michael Hopkins

---------------------
W. Michael Hopkins
Secretary

March 24, 2000


                                    IMPORTANT

         Whether or not you expect to attend the Annual Meeting in person, to assure that your shares will be represented, please complete, date, sign and return the enclosed proxy without delay in the enclosed envelope, which requires no additional postage if mailed in the United States. Your proxy will not be used if you are present at the Annual Meeting and desire to vote your shares personally.

                              NACO Industries, Inc.

                               395 West 1400 North

                                Logan, Utah 84341

                                 PROXY STATEMENT

                       ---------------------------------

                         Annual Meeting of Shareholders

                             To be held May 18, 2000

SOLICITATION OF PROXIES

         This Proxy Statement is being furnished to the shareholders of NACO Industries, Inc., a Utah corporation (the "Company"), in connection with the solicitation by the Board of Directors of the Company of proxies from holders of outstanding shares of the Company's common stock, par value $.01 per share (the "Common Stock"), and outstanding shares of the Company's Series 1 Class A 7% Cumulative Convertible Preferred Stock (the "Preferred Stock"), for use at the Annual Meeting of Shareholders of the Company to be held at the Company's offices located at 395 West 1400 North, Logan, UT 84341 on Thursday, May 18, 2000 and at any adjournment or postponement thereof (the "Annual Meeting"). This Proxy Statement, the Notice of Annual Meeting of Shareholders and the accompanying form of proxy are first being mailed to shareholders of the Company on or about April 7, 2000.

         The Company will bear all costs and expenses relating to the solicitation of proxies, including the costs of preparing, printing and mailing to shareholders this Proxy Statement and accompanying materials. In addition to the solicitation of proxies by mail, the directors, officers and employees of the Company, without receiving additional compensation therefor, may solicit proxies personally or by telephone. Arrangements will be made with brokerage firms and other custodians, nominees and fiduciaries representing beneficial owners of shares of the Company's stock for the forwarding of solicitation materials to such beneficial owners and the Company will reimburse such brokerage firms, custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred by them in doing so.

                                     VOTING

Record Date

         The Board of Directors has fixed the close of business on March 27, 2000 as the record date for determination of shareholders entitled to notice of and to vote at the Annual Meeting (the "Record Date"). As of the record date there were issued and outstanding 1,902,268 shares of Common Stock (the "Common Stock") and 165,412 shares of Series 1 Class A 7% Cumulative Convertible Preferred Stock (the "Class A Preferred Stock"). The holders of the Common Stock and the Class A Preferred Stock will vote as a single voting group at the Annual Meeting. The holders of record of the shares of Common Stock and Class A Preferred Stock on the Record Date entitled to be voted at the Annual Meeting are entitled to cast one vote per share on each matter submitted to a vote at the Annual Meeting.

Proxies

         Shares of Common Stock and Class A Preferred Stock which are entitled to be voted at the Annual Meeting and which are represented by properly executed proxies will be voted in accordance with the instructions indicated on such proxies. If no instructions are indicated, such shares will be voted (i) the election of each of the five director nominees; (ii) ratify the appointment of Jones, Wright, Simpkins and Associates as the Company's independent public accountants for the year ending November 30, 2000. (iii)and in the discretion of the proxy holders as to any other matters which may properly come before the Annual Meeting. Any shareholder giving a written consent, or his proxy, may revoke the proxy in writing delivered to the Secretary of the corporation at the corporate offices at 395 West 1400 North, Logan, UT 84341, prior to the time that written consents of the number of shares required to authorize the proposed action have been filed with the Secretary of the corporation, but may not do so thereafter.

Required Vote

         A majority of the outstanding shares of Common Stock and Class A Preferred Stock entitled to vote, represented in person or by proxy shall constitute a quorum at the Annual Meeting. Abstentions and broker non-votes, which are indications by a broker that it does not have discretionary authority to vote on a particular matter, will be counted a "represented" for the purpose of determining the presence or the absence of a quorum. Under Utah corporate law, once a quorum is established, shareholder approval with respect to a particular proposal is generally obtained when the votes cast in favor of the proposal exceed the votes cast against such a proposal.

ELECTION OF DIRECTORS

         Shareholders will not be allowed to cumulate their votes for the election of directors. The Company is more than two years in arrears in the payment of cumulative dividends on the Class A Preferred Stock. Therefore, the holders of the Class A Preferred Stock have the right, voting as a class, to elect two members of the Company's board of directors at the Annual Meeting. Subject to such rights, the five nominees receiving the highest number of votes will be elected. The approval and adoption of any other matter presented for approval by the shareholders will be approved, in accordance with Utah law, if the votes cast in favor of a matter exceed the votes cast opposing such matter. Accordingly, abstentions and broker non-votes will not affect the outcome of the election of directors or any other matter presented for approval by the shareholders.

Executive Officers and Nominees for Election as Directors

         At the Annual Meeting, five directors of the Company constituting the entire Board of Directors are to be elected to serve until the next annual meeting of shareholders or until their successors shall be duly elected and qualified. If any of the nominees should be unavailable to serve, which is not now anticipated, the proxies solicited hereby will be voted for such other persons as shall be designated by the present Board of Directors. The five nominees receiving the highest number of votes at the Annual Meeting will be elected. Certain information with respect to each nominee for director and each executive officer of the Company is set forth below.


                    Name                Age    Director Since                          Position

         ----------------------------  ------                    -----------------------------------------------------
         Verne E. Bray..............    64          1985         President and Chairman of the Board of Directors
         Jeffrey J. Kirby...........    38          1992         Executive Vice President, Treasurer and Director
         W. Michael Hopkins.........    41          1999         Vice President of Marketing, Secretary and Director
         James C. Czirr.............    46          1997         Director
         Jack Prust                     53          2000         Director
         Bryce M. Petersen..........    50                       Vice President of Finance and CFO
         Nina F. Birkle.............    66                       Vice President
         Daniel M. Gruber...........    47                       Vice President

The business experience and brief resumes on each of the Directors, executive officers, and significant employees are as follows:

         Verne Bray has been President of the Company since 1988, a director since 1985 and Chairman of the Board of Directors since 1988. Mr. Bray joined the Company in 1980 and started the NACO West operation in Logan. In 1982, he was appointed sales manager of all divisions. Prior to joining NACO, Mr. Bray was sales manager and general manager of Head Manufacturing, Inc., an Idaho corporation. Mr. Bray is the father-in-law of Jeffrey J. Kirby and W. Michael Hopkins, both officers and directors of the Company. Mr. Bray is employed full-time by the Company.

         Jeffrey J. Kirby has been Executive Vice President of the Company since 1992, Secretary from 1992 to 1999 and Treasurer since March, 1994. He has been a director since 1992. Mr. Kirby is employed full time by the Company. Prior to joining the Company Mr. Kirby from 1988 to 1991 was a senior accountant with Ernst and Young in Long Beach, California. Mr. Kirby received his B.S. in accounting and finance from Utah State University in 1987 and his MBA from the same institution in March 1988. Mr. Kirby is the son-in-law of Verne Bray, the President and a director of the Company.

         Daniel M. Gruber has been Vice President of the Company since 1988. He was a director from 1988 to March 1994. Since 1984, Mr. Gruber has been the Division Manager of the Lodi, California Division of the Company. Mr. Gruber is employed full time by the Company and has principal responsibility for operations of the Lodi, California facility.

         Nina Birkle has been Vice President of the Company since 1988, and was Treasurer from 1988 to March 1994. She was a director from 1988 to March 1994. Ms. Birkle is employed full time by the Company and has primary responsibility for operations of the Garden City, Kansas facility. Ms. Birkle joined NACO Industries in Garden City, Kansas in 1981 and held positions as Credit and Accounting Manager prior to being appointed Vice President and Division Manager of the Garden City Kansas, manufacturing facility.

         Bryce M. Petersen was appointed CFO in 1999, Vice President of Finance in 1997. He has been employed by the Company since 1995 and previously held the position of Controller. Mr. Petersen received his B.S. in accounting from Utah State University in 1975. Prior to joining the Company, Mr. Petersen was the Vice President of Finance for Logan Manufacturing Co., a Utah corporation, located in Logan, Utah.

         Jim Czirr was appointed as a director of the Company in 1997. Since 1989, Mr. Czirr has been providing investor relations and consulting services for various companies in connection with business strategies, marketing, incentive programs, and finance and capital formation. He previously served as President of Extol Energy Corporation, a syndicator of oil and gas wells, from 1982 to 1988.

         W. Michael Hopkins was appointed as Vice President of Marketing during 1997. He was appointed Secretary and Director in 1999. Mr. Hopkins came to work for NACO in November, 1994. Prior to working for NACO, Mr. Hopkins worked in marketing and sales for Trade Shows West, a Utah corporation. He received a B.S. degree in Business Administration from the University of Phoenix. Mr. Hopkins is the son-in-law of Verne Bray, the President and a director of the Company.

         Jack Prust was appointed as a director of the Company in February 2000. Mr. Prust has been a manufacturer's independent representative of the Company since 1983. He started Jack Prust Sales in 1978, which is an independent manufacturing representative organization.

         All members of the Board of Directors hold office until the annual meeting of shareholders or until their successors are duly elected and qualified. The executive officers serve at the pleasure of the Board of Directors.

Certain Relationships and Related Transactions

----------------------------------------------

The Company leases its Logan, Utah, manufacturing and sales facility and certain equipment from PVC, Inc., a corporation owned 100 percent by Verne E. Bray, the Company's majority shareholder, President, Chief Executive Officer and Chairman of the Board of Directors. In July 1994, the Company extended its lease with PVC, Inc. through December 31, 1999. The lease agreement requires rents in the amount of $9,300 per month. The Company has guaranteed a second mortgage on the facilities it leases from PVC, Inc. At November 30, 1999 and 1998, the outstanding mortgage balance was approximately $216,600 and $228,000, respectively. The mortgage is secured by the leased property, bears an interest rate of two percent over prime, and is payable in monthly installments of $3,150 through 2009. At November 30, 1999 and 1998, the Company had loaned to PVC, Inc. $38,385 and $51,185, respectively. Inter-company loans are non-interest bearing and payable on demand.

During fiscal year 1998, PVC, Inc. became a 51 percent owner of a new corporation, named Advantage Molds, Inc. ("Advantage"). During fiscal year 1999 PVC Inc. became a 100% owner of Advantage Molds, Inc. Advantage operated a machine shop inside the Logan faculty until November 30, 1999. Subsequent to November 30, 1999, the Company took over operation of the machine shop, and Advantage began leasing its equipment to PVC Inc. At November 30, 1999, the company owed Advantage $15,311. At November 30, 1998, Advantage owed the Company $13,688.

Through September, 1999, the Company leased a manufacturing and sales facility in Ogden, Utah, from Ronald L. Dreager, a former employee and director of NACO Composites, Inc. Mr. Dreager discontinued his employment and service as a director in June 1998. Monthly rentals were due in the amount of $4,500. The lease ended September 30, 1999 and was not renewed by the Company. Operations were discontinued during fiscal year 1999 at the Ogden, Utah facility.

During fiscal year 1998, the Company paid a monthly retainer of $2,000 in common stock and $1,000 in cash to Extol to provide investor relations and financial consulting services. Extol received $12,000 for consulting services during fiscal year 1998 and 8,000 shares of the Company's common stock. The stock has an estimated grant date fair value of $3.00 per share. Jim Czirr, a director of the Company, is a 100 percent shareholder in Extol. The Company discontinued its investor relation's agreement with Extol during fiscal year 1999, and no cash or common stock was paid.

In September 1994, the Company entered into an employment contract with Verne Bray, President, Chief Executive Officer, Chairman of the Board of Directors and majority shareholder. The contract was for a term of five years and provided for a base salary of $224,000 with a cost of living adjustment based on the yearly increase in the consumer price index. During fiscal year 1998, with the consent of Mr. Bray, the Company reduced his salary to $150,000 for services as President of the Company. The Board of Directors determined that payments in accordance with the employment contract may be paid at a future date, but Mr. Bray waived his right to demand payment, and therefore, no liability has been recorded. As of November 30, 1999, a salary agreement had not been renegotiated.

During the year ended November 30, 1998, the Company entered into two lease financing agreements for equipment that is being used in the operation of a limited liability company ("Rimshot") owned by Dan Bray, a son of Verne E. Bray, President, Chief Executive Officer, Chairman of the Board of Directors and majority shareholder. Verne E. Bray personally guaranteed the lease agreements. The Company recorded assets of $139,048 and related debt of $133,048. As of November 30, 1998, Rimshot owed the Company $250,000 for advances made to start its operations.

At November 30, 1998, payment terms, including an interest rate, had not been established for the advances made to Rimshot. Subsequent to November 30, 1998, an indemnification agreement was signed by Rimshot agreeing to hold the Company harmless for the cost of the leased equipment. Dan Bray, the son of Verne E. Bray also signed a pledge agreement on his 12,500 shares of Company preferred stock. Dan Bray, Verne's son, also signed security agreements covering Rimshot equipment and receivables to collateralize the amount due to the Company.

During fiscal year 1999, the Company was unable to collect from Rimshot the advances owed for startup operations. The Company did not receive any payments for the equipment used by Rimshot. Subsequent to November 30, 1999, the Company obtained a promissory note from Rimshot for $303,689. The note calls for monthly principal and interest payments of $6,565 beginning February 1, 2000, with interest at 10.75 percent.

Subsequent to November 30, 1999, Verne E. Bray, President, Chief Executive Officer, Chairman of the Board of Directors and majority shareholder, signed an indemnification agreement to hold the Company harmless for funds paid on behalf of Rimshot. The agreement covers $259,144 of costs advanced to Rimshot for startup operations, and $52,087 for principal and interest payments made on leased machinery used by Rimshot through November 30, 1999. The agreement calls for monthly payments of $2,500 beginning October 1, 2000. After October 1, 2001, the monthly payments are to increase to at least $5,000 per month, or the balance shall accrue interest thereafter at the applicable federal rate. Pursuant to the indemnification agreement, Verne E. Bray and PVC Inc. conveyed to the Company a security interest in all PVC, Inc. (a corporation owned 100 percent by the Verne E. Bray, the Company's majority shareholder, President, Chief Executive Officer and Chairman of the Board of Directors) lease receivables from the Company. Subsequent to November 30, 1999, the Board of Directors approved the Company's execution of the indemnification agreement. Also subsequent to November 30, 1999, the Company signed a security agreement with PVC, Inc. which allows the Company to offset payments due to PVC, Inc. in the event of default on the indemnification agreement.

During fiscal year 1999, the Company issued 10,000 common shares to a former director, Kenneth Nordland, for equipment with a fair value of $22,501.

Beneficial Ownership Reporting Compliance

         At the present time, the Company files reports with the Securities and Exchange Commission pursuant to Section 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act"), has no class of its securities registered under either Section 12(b) or 12(g) of the Exchange Act, and is not subject to Section 16(a) of the Exchange Act. Consequently, the officers and directors or 10% shareholders are not presently required to file Section 16 reports. No filing delinquencies are being reported herein.

Board Meetings Held

     During the fiscal year ended November 30, 1999, there was one board meeting held on November 29, 1999 and all board members were present.

Security Ownership of Certain Beneficial Owners and Management.
---------------------------------------------------------------

     The following table sets forth, as of February 19, 2000, certain information with respect to the beneficial ownership of Common Stock and Preferred Stock, by each person known by the Company to own beneficially more than five percent of the Common Stock or Preferred Stock, by each director, by the Chief Executive Officer and by all directors and executive officers as a group. Unless otherwise indicated, all persons have sole voting and investment powers over such shares, subject to community property laws.


                        Name and Address                                                                 Percent
                               of                                                   Number of              of
                        Beneficial Owner                            Class of      Shares Owned            Class
                                                                           Stock

-------------------------------------------------------------------------------- ----------------    ----------------
Verne E. Bray*................................................... Common(1)            1,466,667          76.3
1367 E. 1980 North
Logan, UT  84321

Britania Holding Limited......................................... Common                 359,791          18.9
Kings House, The Grange St. Peter Port,
Guernsey, Channel Islands GY12QJ

Jeffrey J. Kirby*................................................ Common(2)               33,987           1.8
285 East 400 North                                                Preferred                   60           **
Millville, UT  84321

W. Michael Hopkins*                                               Common(3)               27,500           1.4
393 East 2440 No.                                                 Preferred                  150           **
North Logan, UT 84341

Jim C. Czirr*.................................................... Common(4)              103,333           5.2
425 Janish Dr.                                                    Preferred
Sandpoint, ID 83864

Gary Carson...................................................... Common(5)               22,400           1.2
4367 Bobwhite Ct.                                                 Preferred               11,200           6.8
Ogden, UT 84403-3262

Dan and Susan Bray................................................Common(6)               25,000           1.3
1755 Shadow Ridge Circle                                          Preferred               12,500           7.6
Ogden, UT  84403

Gary Gibbons..................................................... Common(7)               30,418           1.6
1606 North 1340 East                                              Preferred               11,667           7.1
North Logan, UT  84341

Jack Prust*...................................................... Common(8)               17,000            **
P.O. Box 5135                                                     Preferred                8,500           5.2
San Ramone, CA  94583

Wapiti Capital L.L.C............................................. Common(9)               40,000           2.1
1252 Tweedbrook Pl.                                                                       20,000          12.2
Virginia Beach, VA  23452

MSA Industrial Corporation....................................... Common(10)              20,000           1.1
P.O. Box 688                                                      Preferred               10,000           6.1
Benton Harbor, MI  49023

All directors and executive officers as a group (8 persons).....) Common(11)           1,618,021          78.8
                                                                  Preferred                  754           **

----------------------

* Indicates current director and/or executive officer. ** Less than 1 percent.

(1) Includes 1,000,000 shares held by Bray Family Properties, L.L.C., 223,334 shares held by the Verne Bray Trust, 223,333 shares held by the Beverly Bray Trust and 20,000 shares issuable upon exercise of presently exercisable options.

(2) Includes 20,000 shares issuable upon exercise of presently exercisable options, 120 shares issuable upon conversion of 60 shares of Preferred Stock and 7,200 shares granted pursuant to the Company's employee stock incentive plan which are exercisable within 60 days.

(3) Includes 20,000 shares issuable upon presently exercisable options, and 300 shares issuable upon conversion of 150 shares of Preferred Stock and 7,200 shares granted pursuant to the Company's employee stock incentive plan which are exercisable within 60 days.

(4)  Includes  13,333  shares  owned by Extol Corp.  of which Mr. Czirr has 100%
     ownership,   and  90,000   shares   issuable  upon  exercise  of  presently
     exercisable options.

(5) Includes 22,400 shares issuable upon conversion of 11,200 shares of Preferred Stock.

(6) Includes 25,000 shares issuable upon conversion of 12,500 shares of Preferred Stock.

(7) Includes 23,334 shares issuable upon conversion of 11,667 shares of Preferred Stock.

(8) Includes 17,000 shares issuable upon conversion of 8,500 shares of Preferred Stock.

(9) Includes 40,000 shares issuable upon conversion of 20,000 shares of Preferred Stock.

(10) Includes 20,000 shares issuable upon conversion of 10,000 shares of Preferred Stock.

(11) Includes 754 shares issuable upon conversion of 377 shares of Preferred Stock and options, which are exercisable within 60 days.

         In November 1996, the Company adopted a Stock Incentive Plan, (the "Plan"); whereby certain employees may be granted incentive or non-qualified options to purchase up to 200,000 shares of the Common Stock. The exercise price of options granted under the Plan is determined by a committee appointed by the Board of Directors. The exercise price of incentive options must not be less than the fair market value of the underlying share of Common Stock as of the date of grant. The maximum term of the options is six years and they vest over a five-year period. The Plan allows for granting of stock appreciation rights. Upon exercise of a stock appreciation right, the holder may receive shares of Common Stock (and, with respect to fractional shares, cash) equal to the excess of the fair market value of the Common Stock at the date of exercise over the option price. During the year ended November 30, 1998, 19,000 incentive options were forfeited due to termination of employment. No options were exercised during the year.

Executive Compensation
----------------------

         The following table sets forth the total compensation paid or accrued by the Company on behalf of the Chief Executive Officer and President of the Company during the last three fiscal years. No other executive officer of the Company received total annual salary and bonus in excess of $100,000 for services rendered during the year ended November 30, 1999.


                                             SUMMARY COMPENSATION TABLE

                                                                      Annual Compensation

                                                               -----------------------------------
                   Name & Position                      Year     Salary     Bonus   Other Annual      All Other
                                                                                    Compensation   Compensation(1)
------------------------------------------------------ ------- -----------  ------  -------------- -----------------
Verne E. Bray                                           1999    $165,984      0           0            $ 2,700
   Chief Executive Officer                              1998     149,934      0           0             6,877
      and President                                     1997     233,268      0           0             4,050

----------------------

(1)  Consists of Company contributions to a defined contribution plan.

     The Company did not grant any stock options or stock appreciation rights to Mr. Bray during the fiscal year ended November 30, 1999.

Aggregated Option Exercises in Last Fiscal Year and Year End Option Values

     The following table sets forth the aggregate value of unexercised options to acquire shares of Common Stock held by the Chief Executive Officer and President on November 30, 1999.


                                                                           Number of

                                                                          Unexercised         Value of Unexercised
                                                                           Options at         In-the-Money Options

                                                                        FY-End(11-30/99)        at FY-End($)(1)
               Name                       Shares                       -------------------   -----------------------
                                       Acquired on         Value         Exercisable/            Exercisable/
                                       Exercise(#)      Realized($)      Unexercisable           Unexercisable
-----------------------------------   ---------------   ------------   -------------------   -----------------------
Verne E. Bray

   Chief Executive Officer                   --                --            20,000/0                  $0/$0
      and President

---------------------------

(1) The Common Stock is not publicly traded. Based on the average of the bid and ask prices of the Units, which consist of a share of Preferred Stock which is convertible into two shares of Common Stock and a warrant to acquire one-half of a share of Common Stock at an exercise price of $3.00, the Company has determined the per share value of the Common Stock does not exceed the exercise price of the options

Employment Agreements.

     In September 1994, the Company entered into an employment contract with Verne E. Bray, President and Chief Executive Officer. The contract is for a term of 5 years and provides for a base salary of $224,000 with a cost of living adjustment based on the increase in the consumer price index yearly. In the event the Company is more than two years in arrears in the payment of cumulative dividends to the holders of the Preferred Stock the salary will be reduced by $74,000 annually until the dividends are paid in full. Mr. Bray was entitled to receive a payment of $100,000 if his employment is terminated in violation of the terms of the employment agreement. Mr. Bray voluntarily reduced his salary in 1998 to $150,000. As of November 30, 1999 a salary agreement has not been renegotiated.

Director Compensation

     In August 1996, the Company granted a non-qualified option to purchase 150,000 shares of Common Stock to James C. Czirr as a condition of acceptance of nomination to the Board of Directors. The exercise price of the option is $4.00 per share. Directors do not receive any annual fee or compensation for serving on the Board of Directors. They are, however, reimbursed for their costs in attending board meetings.

SELECTION OF AUDITOR

         Jones, Wright, Simpkins & Associates LLP ("Jones Wright') served as the independent certified public accountants of the Company for the fiscal year ended November 30, 1999 and are recommended for ratification for the fiscal year ending November 30, 2000. The Board of Directors has extended an invitation to Jones Wright to attend the Annual Meeting. If representatives of Jones Wright are present at the Annual Meeting, they will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

OTHER MATTERS

         As of the date of this Proxy Statement, the Board of Directors knows of no other matters to be presented for action at the Annual Meeting. However, if any further business should properly come before the meeting, the persons named as proxies in the accompanying form will vote on such business in accordance with their best judgment.

PROPOSALS OF SHAREHOLDERS

In order to be included in the proxy statement and form of proxy relating to the Company's annual meeting of shareholders to be held in 2001, proposals which shareholders intend to present at such annual meeting must be received by the corporate secretary of the Company, at the Company's executive offices, 395 West 1400 North, Logan, UT 84341, no later than March 15, 2001.

ADDITIONAL INFORMATION

The Company will provide without charge to any person from whom a proxy is solicited by the Board of Directors, upon the written request of such person, a copy of the Company's Annual Report on Form 10-KSB for the fiscal year ended November 30, 1999, including the financial statements and schedules thereto (as well as exhibits thereto, if specifically requested), required to be filed with the Securities and Exchange Commission. Written requests for such information should be directed to W. Michael Hopkins, Corporate Secretary at 395 West 1400 North, Logan, UT 84341.

                                      PROXY

                              NACO INDUSTRIES, INC.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Verne E. Bray and W. Michael Hopkins, and each of them, as proxies, with full power of substitution, and hereby authorizes them to represent and vote, as designated below, all shares of Common Stock and Preferred Stock of Naco Industries, Inc., a Utah corporation (the "Company"), held of record by the undersigned on March 27, 2000, at the Annual Meeting of Shareholders (the "Annual Meeting") to be held at the Company's offices located at 395 West 1400 North, Logan, Utah 84341, on Thursday, May 18, 2000, at 2:00 p.m., local time, or at any adjournment or postponement thereof, upon the matters set forth below, all in accordance with and as more fully described in the accompanying Notice of Annual Meeting and Proxy Statement, receipt of which is hereby acknowledged.

1. ELECTION OF DIRECTORS, each to serve until the next annual meeting of shareholders of the Company and until their respective successors shall have been duly elected and shall qualify.

     FOR all nominees listed below (except as marked to the contrary). WITHOUT AUTHORITY to vote for all nominees listed below. (INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below.)

     Verne E. Bray              Jeffrey J. Kirby          W. Michael Hopkins

     James C. Czirr             Jack Prust



2. PROPOSAL TO RATIFY the appointment of Jones, Wright, Simpkins & Associates as the independent auditor of the Company.

     [ ]    FOR                [ ]    AGAINST               [ ]    ABSTAIN

3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting.

     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE DIRECTOR NOMINEES NAMED ABOVE AND FOR THE RATIFICATION OF THE APPOINTMENT OF JONES, WRIGHT, SIMPKINS & ASSOCIATES AS THE INDEPENDENT AUDITOR OF THE COMPANY.

     Please complete, sign and date this proxy where indicated and return it promptly in the accompanying prepaid envelope.

DATED: _________________________________, 2000

                                                   -------------------------
                                                   Signature

                                                   -------------------------
                                                   Signature if held jointly


     (Please sign above exactly as the shares are issued. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.)